SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 Cortech, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                      Asset Value Fund Limited Partnership
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|_| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. |X| No fee required

1) Title of each class of securities to which transaction applies:

   Common Stock
   -----------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   -----------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:
                               -------------------------------------------------
    2) Form, Schedule or Registration No.
                                         ---------------------------------------

    3) Filing party:
                    ------------------------------------------------------------

    4) Date filed:
                    ------------------------------------------------------------

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

(032796DTI)

                      ASSET VALUE FUND LIMITED PARTNERSHIP
                          376 Main Street, P.O. Box 74
                          Bedminster, New Jersey 07921
                                 (908) 234-1881
                                 (Call Collect)

Dear Fellow Stockholder:

     On behalf of Asset Value Fund Limited Partnership I thank you for sending in your proxy for the Annual Meeting of Stockholders of Cortech, Inc., to be held on September 4, 1998.

     To avoid any possible dispute as to the validity of your proxy for the reason(s) stated below, we are requesting you to date, sign and mail the enclosed new GREEN proxy ballot with the correction indicated below. The enclosed new GREEN proxy ballot, which automatically revokes any previous proxy, should be returned to us in the postage paid envelope provided for your convenience.

     ____ YOUR PREVIOUS PROXY WAS UNSIGNED. (If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

     ____ YOUR PREVIOUS PROXY WAS UNDATED. (Please sign and date to conform to the name shown upon the proxy.)

     ____ YOUR PREVIOUS PROXY WAS NOT SIGNED BY ALL JOINT OWNERS OR TRUSTEES. (If shares are registered in the name of more than one person, each person should sign the proxy. If a joint tenant is deceased, please indicate that you are the surviving joint owner. If a tenant-in-common is deceased, the proxy should also be signed by the executor or administrator of the deceased tenant-in-common, and a copy of proof of such person's status as executor or administrator should be sent with the proxy.)

     ____  YOUR PREVIOUS PROXY OMITTED YOUR TITLE OR AUTHORITY. (If signing as
           attorney, executor, administrator,   personal  representative of  the
           estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.

     ____ YOUR PREVIOUS PROXY, AS SIGNED, DID NOT CONFORM TO THE NAME SHOWN ON THE PROXY. (Please date and sign the proxy EXACTLY as the registration appears on the proxy card, including your full title if signing other than in an individual capacity.)

     ____ YOUR PREVIOUS PROXY, AS MARKED, DID NOT CLEARLY SPECIFY YOUR VOTING INSTRUCTIONS. (Please sign, date and clearly mark your proxy.)

     ____  Other._______________________________________________________________

                 _______________________________________________________________


     Since the Annual Meeting is to be held on September 4, 1998, we would greatly appreciate your signing, dating and mailing this new GREEN proxy ballot as soon as possible. Please mail it in the envelope provided for your convenience.

                                            Sincerely,



                                            ASSET VALUE FUND LIMITED PARTNERSHIP
                                            John W. Galuchie, Jr.

                      ASSET VALUE FUND LIMITED PARTNERSHIP
                          376 Main Street, P.O. Box 74
                          Bedminster, New Jersey 07921
                                 (908) 234-1881
                                 (CALL COLLECT)



                                            Date



Dear                 :

     It was good to speak with you yesterday. Enclosed are all the materials which were erroneously sent to your old address.

     We sure would appreciate your support. If you agree with our position, please return the signed GREEN proxy ballot in the postage paid, self-addressed envelope which we have enclosed for your convenience.

     If you have any questions, please call me collect at the number indicated above.

                                            Sincerely yours,



                                            ASSET VALUE FUND LIMITED PARTNERSHIP


Enclosures

                      ASSET VALUE FUND LIMITED PARTNERSHIP
                            376 Main Street P.O. Box
                          Bedminster, New Jersey 07921
                                 (908) 234-1881
                                 (CALL COLLECT)



                                            Date


Dear            :

     Thank you for your telephone call yesterday. As requested, enclosed is a complete set of materials regarding Cortech, Inc.

     If you have any questions, please call me collect at the number indicated above.

                                            Sincerely yours,



                                            ASSET VALUE FUND LIMITED PARTNERSHIP



Enclosures

                      ASSET VALUE FUND LIMITED PARTNERSHIP
                           376 Main Street P.O. Box 74
                          Bedminster, New Jersey 07921
                                 (908) 234-1881
                                 (CALL COLLECT)



                                            Date


Dear            :

     Pursuant to your request, please find enclosed our GREEN proxy ballot to be signed and returned in the self-addressed envelope provided.

     If you should have any further questions, please do not hesitate to call collect at the number listed above.

                                            Sincerely yours,



                                            ASSET VALUE FUND LIMITED PARTNERSHIP



Enclosures

                      ASSET VALUE FUND LIMITED PARTNERSHIP
                            376 Main Street P.O. Box
                          Bedminster, New Jersey 07921
                                 (908) 234-1881
                                 (CALL COLLECT)


                                            Date

Dear            :

     In the past few days Asset Value Fund Limited Partnership, mailed materials to stockholders of Cortech, Inc.

     I have tried to reach you on the telephone without success. I would very much like to discuss these materials with you. I would appreciate it if you would call me collect at the number listed above.

                                            Sincerely yours,



                                            ASSET VALUE FUND LIMITED PARTNERSHIP

                      ASSET VALUE FUND LIMITED PARTNERSHIP
                           376 Main Street P.O. Box 74
                          Bedminster, New Jersey 07921
                                 (908) 234-1881
                                 (CALL COLLECT)



                                            Date

Dear            :

     We understand that you are supporting the management of Cortech, Inc., in the current proxy contest. Asset Value Fund Limited Partnership would like an opportunity to discuss with you the proxy materials you received from us and our position as contained in those materials. We may not be able to change your mind, but at least we will have had a chance to talk things over with you.

     I would appreciate it if you would call me collect at the number listed above. Thank you in advance for your time and consideration.

                                            Sincerely yours,



                                            ASSET VALUE FUND LIMITED PARTNERSHIP